houston american

exploring the potential


NYSE MKT : HUSA

Investor Presentation

Enercom - August 13-17, 2017

Forward-Looking Statements

This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company's future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as "may", "expect," "intend," "plan," "subject to," "anticipate," "estimate," "continue," "present value," "future," "reserves," "appears," "prospective," or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company's growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in "Risk Factors" and elsewhere in the Company's Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and un-risked resource potential. These terms include reserves, and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K and quarterly reports available from us at 801 Travis, Suite 1425, Houston, Texas 77002 or our website. You can also obtain these reports from the SEC by calling 1-800-SEC-0330.

Corporate Overview

- Houston-based exploration and production company with onshore properties in Reeves County in Texas, Louisiana, and Colombia; founded 2001
- Two primary intangible assets:
  1) Great operating partners in Texas (Founders Oil & Gas Operating, LLC) and Colombia (Bogata-based Hupecol Operating, LLC)
  2) Clean company
     - Minimal debt
     - Simple capital structure – 2017 YTD added $3.8 MM to capital
     - Low overhead
     - $50 million tax loss carryforward
- Two primary tangible assets with significant potential:
  1) Permian Basin Undeveloped Acreage
     - 18.6% Average Working Interest in the Wolfcamp / Bone Spring / Avalon resource play covering 960 gross (179 net) acres in Reeves County, TX, Delaware sub-basin
     - 11 net potential horizontal locations identified (5 zones) and peers are also testing the Wolfcamp C and X/Y
  2) Colombia – Three Exploration Licenses
     - 12.5% Working Interest in Heavy Oil Belt covering 392,000 gross (49,000 net) acres in the Northern Putumayo Basin

Management and Directors

John P. Boylan
Chairman/CEO

Chairman and CEO of Houston American since April 2015, member of the Board since 2006. As an industry consultant during the last decade, has held senior management roles in public and private energy company clients in both E&P (onshore and offshore) and oilfield services. A licensed CPA in Texas with B.B.A. in Accounting from the University of Texas and an M.B.A. in Finance, Economics and International Business from New York University.

Directors

R. Keith Grimes

President – International Division of Sierra Hamilton, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Formerly CEO of predecessor company, Hamilton Group and with Expro Group in eastern hemisphere.

Stephen P. Hartzell

Co-Owner of Southern Star Exploration, LLC, an independent oil and gas exploration company. Formerly, an independent Consulting Geologist and held various geological positions with Amoco Production Company, Tesoro Petroleum Corporation, Moore McCormack Energy and American Hunter Exploration.

Roy W. Jageman

Over 25 years of experience in energy finance, mergers and acquisitions with Simmons & Co., Lehman Brothers, Solomon Brothers and Wasserstein Perella. Former CFO of Plantation Petroleum Company, Ranger Gas Storage, and Encore Acquisition Company, a publicly traded exploration and production company.

O. Lee Tawes

Private investor. Formerly Head of Investment Banking and a Director of Northeast Securities, Inc. Previous management and research analyst positions with C.E. Unterberg, Towbin, Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001.

Capitalization[1]

NYSE MKT: HUSA	
Market Capitalization	$38.5 million
Current Assets[2,3,4]	$0.3 million
Total Liabilities[4]	$0.6 million
Stockholders' Equity[2]	$4.2 million
Common Shares Outstanding[2]	51.3 million
Common Shares Fully Diluted[2,5]	69.2 million



Common Shares (millions)
Fully Diluted[1,2,5]
5.8
8%
3.6
5%
8.5
12%
39.7
58%
11.6
17%
Public Float
Insiders
Convertible Preferred
Warrants
Options

1. As of June 30, 2017
2. Does not include $1.7 million in net proceeds received in July 2017 from sale of 3.0 million shares of common stock via At-the-Market Issuance Sales Agreement (the "ATM Offering").
3. Does not include $1.0 million paid in August 2017 for the completion costs of the Johnson State #1H well.
4. Does not include $300,000 paid in July 2017 to retire short term notes payable.
5. Includes (a) 8.5 million shares issuable on conversion of Series A and B Convertible Preferred Stock, (b) 3.6 million shares issuable upon exercise of Warrants, and (c) 5.8 million shares issuable upon exercise of options, of which 2.0 million options are significantly "out of the money".

Permian

Delaware Basin

Resource Plays in the Permian Basin

- The Permian Basin includes the Wolfcamp, Bone Spring, and Avalon formations.[1]
- HUSA's acreage in Reeves County, TX is located in the most active county in the Permian Basin with more than 65 horizontal rigs running.
- Active Reeves County companies include Apache, Concho, EOG Resources, Centennial, Energen, Matador, PDC Energy, Cimarex, Carrizo and Felix
- Centennial acquired Silverback Exploration's nearby acreage Q4 2016 because of its Wolfcamp, Bone Spring, and Avalon potential and on August 7 beat street production forecasts by 20%.
- HUSA's acreage ★ is situated where all three shale formations/trends overlap.



HUSA's acreage is located where all Wolfcamp/Bone Spring / Avalon formations overlap
DELAWARE BASIN
Abo Trend
Yeso Trend
MIDLAND
NEW MEXICO
TEXAS
Avalon Trend
Wolfcamp Shale
Bone Spring Trend
CENTRAL BASIN PLATFORM
Spraberry Trend
Wolfcamp Oil Shale
Cline Shale
PERIOD
SERIES
DELAWARE BASIN
FORMATION
CENTRAL PLATFORM
MIDLAND BASIN
GUADALUPE
LEONARD
WOLFCAMP
PENN
DELAWARE GROUP
LAMAR BELL CANYON
CHERRY CANYON
BRUSHY CANYON
UPPER AVALON SHALE
LOWER AVALON SHALE
1ST BONE SPRING
2ND BONE SPRING
3RD BONE SPRING
PENNSYLVANIAN
WHITE-HORSE
WARD
YESO
TANSILL
YATES
7 RIVERS
GRAYBURG
SAN ANDRES
GLORIETA
PADDOCK
BLINEBRY
TUBB
DRINKARD
ABO
HUECO
CLEAR FORK
UPPER LEONARD
UPPER SPRABERRY
LOWER SPRABERRY
DEAN

1. U.S. Geologic Survey, Article titled "USGS Estimates 20 Billion Barrels of Oil in Texas' Wolfcamp Shale Formation" dated November 15, 2016. The USGS assessment of continuous oil only covers the Midland Basin portion of Texas' Permian Basin. HUSA's project is in the western side of the Permian Basin in the portion of the basin called the Delaware Basin.

Multi-Stacked Pay Zones

- The play contains multiple stacked pay zones that require horizontally ("Hz") drilled and hydraulically fractured wellbores

- Primary Initial target – Wolfcamp A/B:
  - Internal gross undeveloped resource potential of 1,300 MBoe (HUSA's net 182MBoe) per Hz well[1]
  - Potential for "Wine Rack" spacing, 330' lateral x 175' vertical, where shale thickness allows (i.e. Wolfcamp A – Upper and Lower)[2]

- Spacing allows for potentially eight 4,500' Hz wells per 640 acres in each stacked prospective pay zone ("bench"). Utilizing Centennial's Producing Zones (★), calculate a total of potentially **40 Hz wells per 640 acres**.

Multiple Stacked Pay Zones[3]



GR
RES
POR
KER
Sw
LITH
OIP
G.SAT
~3,000 ft
Avalon
Bone Spring
Wolfcamp
First
Second
Third
3rd Sand
Upper WC A
Lower WC A
WC B
WC C
CENTENNIAL
Equivalent to Middle Spraberry Shale of Midland Basin
Equivalent to Lower Spraberry Shale of Midland Basin
Centennial Producing Zones
Centennial Potential Pay Zones

1. Internal resource estimate prepared assumes 18.7% net working interest (14.1% net revenue interest) and utilizes public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL EUR 1,275 BOE).
2. Per Resolute Energy Corporation's press release dated December 19, 2016, page 2.
3. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 8.

Entry into the Delaware Basin

- In January 2017 acquired a 25% interest in initial ~720 gross leased acres for $5,500 per net acre from Founders Oil & Gas III, LLC (179 net leased acres) – pooling increased gross acres to 960, with HUSA now owning 18.7% average WI.
- The O'Brien #3H well frac underway. Production facilities and gas flowline are under construction and will be ready to go for flowback of frac.
- The Johnson #1H well is shut in awaiting completion of a gas flowline. Once completed the operator can begin flowing the well again. Anticipated during September '17.
- Centennial's notation of five productive benches (see on pg 7.), equates to 60 gross (11.2 net) potential Hz well locations across our acreage – 18.7 average WI%.
- Wolfcamp A "Type Well" gross (8/8ths) economics:[2]
  - EUR 1,300 MBOE
  - NPV10 $9.3 million
  - IRR 64%
  - F&D $6.70 / Boe
  - Discounted ROI 2.4x
  - Undiscounted ROI 4.3x

Wolfcamp Oil/Condensate/Gas Trend Map [1]



Our acreage is in a high-GOR, oil, gas and condensate-rich / underdeveloped area of the trend
Eddy
Condensate-Rich Tre
Gas-Rich Trend
Oil-Rich Trend
Apache's Alpine High Field
Gas-Oil Ratio (Mcfg/Bo)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0

1. Image taken from Centennial Goldman Sachs Global Energy Conference presentation – January 2017, page 5. Includes only wells reported as producing from Wolfcamp formation.
2. Per internal estimated reserve economic report using type well shown in Note 1. on pg 7. Includes $50/bo and $3/mcf flat, $23k/m gross LOE, $6.5 million gross D&C.

Comparable Transactions – Adjusted $/Permian Net Acre ($ thousands)


Southern Delaware Basin (TX)
Northern Delaware Basin (NM)
Midland Basin
CENTENNIAL
$17.5
$19.5
$19.9
$20.1
$20.4
$22.4
$24.2
$26.3
$27.1
$28.3
$28.5
$31.0
$31.0
$32.6
$33.3
$37.4
$39.6
$42.1
$47.4
A
B
C
D
CDEV /
CDEV /
E
F
G
H
I
J
K
L
M
N
O
P
Q

Source: Centennial Resource Development

Wolfcamp Shale Activity Map (Updated 08/15/17)



Legend
HUSA Acreage
Producing Well
Drilling Well
Permit
O'Brien #3H
Operator: Founders
TD Reached: July 1, 2017
Production anticipated: Sept 2017
Status: fracking
Lateral: 4,575'
Wolfcamp A Upper
O'Brien 400 Acres
Enterprise C19 - 5 #1H (Energen)
First prod: 6/2014
Oil cum: 117.6 mbo / Gas cum: 1,562 mmcf
Prac. IP: 165 BO/D and 1,739 MCF/D
Lateral Length: approx. 4,650'
Target: Wolfcamp Frac: ?
State Blue Wing 24 #1H (EOG)
Permit: Sept 2016
Oatman C19 - 4A #4H (Silverback)
First prod: 3/2013
Oil cum: 55 mbo / Gas cum: 647 mmcf
Prac. IP: 127 BO/D and 1,050 MCF/D
Lateral Length: approx. 4,550'
Target: Wolfcamp Frac: 17 stage, 6 MMlbs
Bone Spring Production
State Firefly 24 Unit #1H
Operator: EOG
First Prod: Dec 2016
Oil prod (120 days): 86.8 mbo
Gas prod(120 days): 461.3 mmcf
Prac IP: 1,749 BOE/D
(994 BO/D and 4,532 MCF/D)
Lateral: 6,865' (corrected)
Bench: Wolfcamp A Lower
Oatman C19 - 4A #3H (Silverback)
First prod: 3/2013
Oil cum: 44 mbo / Gas cum: 596 mmcf
Prac. IP: 136 BO/D and 1,052 MCF/D
Lateral Length: approx. 4,854'
Target: Wolfcamp Frac:18 stage, 5.4MMlbs
Oatman C19 - 4A #2H (Silverback)
First prod: 3/2013
Oil cum: 55 mbo / Gas cum: 1,157 Mcf
Prac IP: 91 BO/D and 1,140 MCF/D
Lateral Length: approx. 4,919'
Target: Wolfcamp Frac:20 stage, 6.9MMlbs
Johnson 320 Acres
Iceman 4-24 -23 #1H (Silverback)
First prod: 1/17
Oil cum: 73 mbo/ Gas cum: 150 mmcf
Prac IP: 883 BO/D, 4,671 MCF/D
Target: Wolfcamp
Buffalo 55-5-39 #1H (EOG)
First prod: July 2014
Oil cum: 58.1 mbo / Gas cum: 1,189 mmcf
Prac IP: 175 BO/D and 2,776 MCF/D
Lateral Length: 4,198'
Target: Wolfcamp
Frac: ? stage, 5.9 MMlbs
Johnson State #1H (Founders)
First Prod: July 2017
Rate: 1,062 BOE/D
(351 BO/D and 4,269 MCF/D)
Status: SI waiting on gas gathering construction
Lateral: 4,510'
Bench: Wolfcamp A Lower
State Cherokee 24 #1H (EOG)
Permit: July 2015
State Brackenridge 24 #1H (EOG)
Permit July 2015i
Coyote 25 #1H (EOG)
Permit: Jan 2016 P&A'd 1/16
Oatman C18 - 26 #1H
Operator: Centennial (Silverback)
First prod: 6/2012
Oil cum: 70. mbo / Gas cum: 548 mmcf
Prac IP: 182 BO/D and 1,370 MCF/D
Lateral Length: approx. 3,710'
Target: Wolfcamp
Frac:10 stage, 2.7 MMlbs
Folk Rolwing A4-34 #1H
Operator: Centennial (Silverback)
First prod: 2/2016
Oil cum: 131.2 mbo / Gas cum 1,767 mmcf
Prac IP: 563 BO/D and 5,408 MCF/D
Lateral Length: approx. 6,506'
Target: Wolfcamp
Frac ? stages, 16.65 MMlbs

houston american

Type Well Comparison


EOG - State Firefly 24 unit #1H
Centennial - Legacy Design - Wolfcamp "A" - Hz Type Well (13 well avg) 1,2
HUSA Wolfcamp "A" - Hz Type Well
Our estimated economics are based on the BLUE line; actual nearby wells that are currently producing are represented by the RED and GREEN lines
EOG - State Firefly 24 #1H
30 day "Prac" IP
Normalized to 4,500' lateral:
1,147 BOEPD (corrected)
- 652 BO/D
- 2,970 MCF/D
EOG's Firefly's 180 Day Cum Oil 19% higher than HUSA Type Well (Base Case)
Avg Cumulative Oil Production (MBO)
140
120
100
80
60
40
20
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Days On Production

1. Centennial legacy design wells take average of 13 Wolfcamp A wells (<5,000' laterals), that were all completed since Jan '15. and includes Folk Rolwing A 4-34 33 (first production Feb '16); See Note 2. below for reference.
2. Internal resource estimate prepared utilizing public information on trend released via Centennial Silverback Acquisition Overview –November 2016, page 9 averages 13 producing wells from Wolfcamp A - NSAI gross Oil EUR 457 MBo (total including gas and NGL's EUR 1,275 MBOE).

Estimates for a Single Bench – Wolfcamp A



IRR
Johnson State #1H
1,062 BOEPD
(351 BO/D and 4,269 MCF/D)
Assumptions:
1) 4,500' lateral
2) $6.5 million D&C
3) $50 WTI / $3 HH Flat
4) Gross type well results
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
64%
30 day Prac IP:
880 BOEPD
- 440 BOPD
- 2,645 MCFPD
89%
30 day Prac IP:
1,060 BOEPD
- 530 BOPD
- 3,175 MCFPD
42%
30 day Prac IP:
700 BOEPD
- 350 BOPD
- 2,120 MCFPD
10%
Base Case
120% x Base
80% x Base
Breakeven

Oil EUR (Mbo)	500	600	400	225
EUR (Mboe)	1,300	1,560	1,040	585
PV-10 ($Mm)	$9.3	$12.6	$6.0	~0

Source: HUSA estimates

Most Recent Wells Showing Oil Rate Improvement As Reeves Activity Creeps South



CDEV / offset operator Reeves County well results (IP-30 Bo/d / 1,000')
Single section laterals (<5,000')
Russell 6H
Stephens 2H
359
359
Sieber Trust 4H
258
Big Fundamental 4-52 1H
247
CWI State 7H
188
Represents well results that have been highlighted in offset operator investor presentations / press releases since Q4 2016

Source: CDEV 2Q presentation August 7, 2017



Single section laterals (<5,000')
Extended laterals (>5,000')
Ninja 1H
Pop 4-59 1H
Samurai 1H
Big Fundamental 4-52 1H
Sieber Trust 4H
Stephens 2H
CWI State 7H
Parker 1H
Balmorhea State 2H
Collins 2H
Hightower State 2H
Reeves
Russell 6H

- Two recent short lateral wells (Russell 6H & Stephens 2H) have been the best drilled to date by Centennial based on oil IP per 1,000' of lateral.
- Both wells are south of previous top performing wells—a positive datapoint for HUSA's blocks.

Permian/Delaware Timeline


Published on TradingView.com, August 12, 2017 22:12 UTC
BATS:HUSA, D 0.56 ▲ +0.02 (+3.31%) O:0.57 H:0.59 L:0.54 C:0.56
HOUSTON AMERN ENERGY CORP, D, BATS
Vol (20)
July 1, 2017: O'Brien #3H reached TD
June 4, 2017: Johnson State #1H reached TD
Late 2017 D&C up to 2 additional wells
2018-21: Develop 56+ wells
May 2017: Johnson State #1H spud
New Permian/Delaware project announced
June 2017: O'Brien #3H spud
August, 14 2017: O'Brien #3H Frac
1.05
1.00
0.95
0.70
0.65
0.60
0.56
0.50
0.35
0.20
0.15
2017
Feb
Mar
Apr
May
Jun
Jul
Aug
21
Created with TradingView

Colombia

Putumayo Basin

Colombia Overview

- **HUSA's concessions are all operated by Hupecol Operating, LLC,[1] a privately held E&P company with offices in Bogota, Colombia and Houston, Texas**
- **Hupecol operates significant production and gathering facilities in Colombia and domestically in the U.S.**
- **Hupecol has an extensive staff of regional managers, geologists, petroleum engineers and geophysical professionals**
- **Since 2003 HUSA has participated in 123 wells with Hupecol with a 67% completion success rate and has monetized assets realizing $69.9 million in after tax gross proceeds which equates to an ROI of 2.8X**



Caribbean Sea
Panama
Pacific Ocean
Maracaibo Basin
Barinas Basin
Llanos Basin
Guyana Shield
Amazon Basin
Putumayo Basin
Pacific Basin
Suture
Bogota
Romeral
HUSA

1. Hughes Petroleum Colombia (Hupecol) owned by Dan A. Hughes Company, L.P. Source: www.dahughes.net

Executive Summary

Houston American Game Plan

Generate healthy returns and peer group leading growth while maintaining low leverage

- **Tie-in first two Reeves County horizontal wells by September**
- **Add Permian proven reserve categories to report for year end**
- **Pursue opportunistic leasing and/or acquisitions in the Delaware or Midland Basins as smaller tracts generally are much less costly on per acre basis and non-core blocks' primary terms begin expiring**
- **Potential to scale JV in Delaware to increased participation %**
- **2017 YTD results of capital campaign ($3.8 million):**
  - **Issued $1.2 MM of Series A convertible preferred stock;**
  - **Issued $0.9 MM of Series B convertible preferred stock; and**
  - **Issued 3.0 MM shares in an ATM offering for proceeds of $1.7 MM**
- **Additional potential sources of funds:**
  - **In the money warrants exercisable for $1.6 MM with near term expiration (including $1.3 MM in Jan '18)**
  - **The Company has capability to issue up to an additional $3.2 MM under ATM**

Conclusion

- Completion of first two wells in premier location in the Permian Basin provides new growth area
- Strong operating partners with extensive experience in respective operating areas
  - Founders in the Permian Basin
  - Hupecol in Colombia
- Clean Company – very modest debt and simple capital structure
- Low overhead/cash burn with G&A below $600,000 per quarter
- NYSE MKT listed with broad shareholder base and active volume
- Significant potential upside and near-term cash flow from Permian assets
- Significant potential upside in Colombian assets